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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 10, 2002

VIA NET.WORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29391 (Commission File Number)	84-1412512 (IRS Employer Identification Number)

12100 Sunset Hills Road, Suite 110
Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-0300

VIA NET.WORKS, INC.

        Item 5. Other Events. On June 10, 2002, VIA NET.WORKS, Inc. issued a press release announcing the sale of its operations in Argentina, Brazil and Austria and continued progress on its turnaround plan. A copy of the press release is attached as Exhibit 99.

Description.

        (c)    Exhibit.

99	Press Release, dated June 10, 2002, announcing VIA NET.WORKS' sale of its operations in Argentina, Brazil and Austria and continued progress on its turnaround plan.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2002	VIA NET.WORKS, Inc.
	By:	/s/ MATT S. NYDELL Matt S. Nydell Senior Vice President, General Counsel and Secretary

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VIA NET.WORKS, INC.
SIGNATURES